SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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[_]	Preliminary Proxy Statement
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[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Rule 14a-12

BAYOU CITY EXPLORATION, INC.
(Name of Registrant as Specified in its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 25, 2011

Notice is hereby given that the Annual Meeting (“Annual Meeting”) of Stockholders of Bayou City Exploration, Inc. (the “Company”) will be held at 10 a.m., Central Daylight Time, on Thursday, August 25, 2011 at 632 Adams Street, Suite 700, Bowling Green, Kentucky 42101 for the following purposes:

(1)  To elect three directors to serve a term of one year;

(2)  To ratify the appointment of Killman, Murrell & Company, PC as our independent registered public accounting firm for the current fiscal year; and

(3) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this notice.  The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof.  All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

Prior to completion of the enclosed proxy card, all stockholders are encouraged to carefully read the accompanying Proxy Statement for further information concerning the proposals that will be presented at the Annual Meeting.

Only holders of record of outstanding shares of the Company’s Common Stock at the close of business on June 30, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof.  A list of stockholders entitled to vote will be made available.  All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.

This notice of annual meeting, proxy statement,  proxy and the Company’s 2010 Annual Report to stockholders are being mailed to stockholders on or about July 1, 2011.

/s/ Charles T. Bukowski

Chairman, President and CEO
Bowling Green, Kentucky

BAYOU CITY EXPLORATION, INC.
632 ADAMS STREET, SUITE 700, BOWLING GREEN, KY 42101
PROXY STATEMENT
THE ANNUAL MEETING

This Proxy Statement is furnished to stockholders of Bayou City Exploration, Inc. (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on Thursday, August 25, 2011 at 632 Adams Street, Suite 700, Bowling Green, Kentucky 42101 and at any adjournment(s) thereof (the “Annual Meeting”).  Commencing on or about July, 1, 2011, this Proxy Statement, the enclosed proxy card and the Company’s 2010 Annual Report to stockholders are being mailed to stockholders of record of the Company as of June 30, 2011 (the “Record Date”).  The Company will bear the cost of this solicitation which, in addition to mail, may be made by personal communication, e-mail, telephone or facsimile by directors, officers and regular employees of the Company and its affiliates.

VOTING

The stock transfer book will not be closed, but only record holders of outstanding shares of the Company’s common stock, par value $.005 per share (the “Common Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, 29,003,633 shares of Common Stock were outstanding and entitled to be voted.  The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record.  Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.  If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.  Stockholders are urged to sign the accompanying proxy card and return it promptly.

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote on each proposal described in this Proxy Statement.  The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors, to vote for or against the proposal to ratify the appointment of our independent registered public accounting firm, to abstain from voting for any proposal if the stockholder chooses to do so.

To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States.  Stockholders are urged to sign the accompanying proxy card and return it promptly.  Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares.  Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses.  The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker non-vote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder’s instructions.  The Proxy is Charles T. Bukowski, President and Chief Executive Officer of the Company.  A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy.  In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting.  Proxy cards marked to reflect such proxies should not be mailed to the Company.

PROPOSAL NO. 1

TO ELECT THREE DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

The affirmative vote of the holders of a plurality of the total votes cast by stockholders entitled to vote and present in person or by proxy at the Annual Meeting is required to elect each director.  In accordance with the Company’s Bylaws, the Board of Directors has fixed the number of directors at three for the upcoming election.  The terms of all current directors, Charles T. Bukowski, Stephen C. Larkin, and Travis N. Creed expire in 2011 and their successors will be elected at the Annual Meeting.  The Board of Directors has nominated Charles T. Bukowski, Stephen C. Larkin, and Travis N. Creed for election as directors at the Annual Meeting to serve a term of one year.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

Each of the nominees has consented to being named as a nominee and to serve as a director if elected.  However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy.  The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

Information regarding the nominees and the directors of the Company as of April 30, 2011 is provided below.  All directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.  As such, if elected, the term of each director will expire in 2012. The executive officers of our Company are appointed by our Board of Directors and hold office until their death, resignation or removal from office.

Director	Age	Company Position or Office	Director Since

Charles T. Bukowski	50	Director, President and CEO	2010

Stephen C. Larkin	51	Director and CFO	2009

Travis N. Creed	44	Chairman	2010

CHARLES T. BUKOWSKI, JR, age 50, was appointed director of the Company as well as our President and Chief Executive Officer in July 2010.  Mr. Bukowski graduated from Texas A&M University with a Bachelor’s degree in 1982 and a Master’s degree in 1984 (4.0 GPA), both in geology.  The next 12 years he was employed as a geologist with Mobil Oil working a variety of both exploration and production assignments including South Texas, East Texas, Oklahoma, South Louisiana, and Mississippi.  While at Mobil he generated and drilled over 100 wells, including the first horizontal well in Lavaca County.  Mr. Bukowski was the first geologist at Mobil in Houston to do both the geological and 3D seismic interpretations for his projects.

In 1996, Mr. Bukowski joined Edge Petroleum where he utilized 3D seismic, advanced AVO processing and advanced interpretation software to lead a team that drilled 23 successful wells.  He co-authored the first published successful use of AVO in South Texas and the resulting paper won several industry awards including SEG’s Best Paper Award in 2001.  While at Edge he interpreted over 800 sq. miles of 3D seismic data, mostly in South Texas and South Louisiana.

In 2000, Mr. Bukowski joined Alta Resources as Exploration Manager.  While at Alta he drilled numerous successful wells and was involved in making five new field discoveries.  Mr. Bukowski left Alta in 2007 to start and become President of Beachcomber Oil and Gas Inc. where he generated exploration projects including a 63 square mile 3D program in Kansas.  He consulted for industry partners interpreting their 3D seismic datasets, and evaluated third party prospects, and assisted in calculating reserve estimates.

STEPHEN C. LARKIN, age 51, serves as a director and the Chief Financial Officer of the Company.  Since November 22, 2010, Mr. Larkin also currently serves as a director and the President of Blue Ridge Group, Inc., and served as its Chief Financial Officer prior to his appointment as its President. Prior to joining the Company from August 1998 until June 2008, Mr. Larkin spent 10 years as President and CEO of Sensus Precision Die Casting, Inc. and President, CEO and Chairman of the Board of Sensus Rongtai (Yangzhou) Precision Die Casting, Ltd. (a Chinese subsidiary of Sensus Precision Die Casting, Inc.) and managed all aspects of the company.  Mr. Larkin spent a total of 21 years with Sensus Metering Systems, Inc. (parent company to Sensus Precision Die Casting, Inc.) in positions ranging from Controller and CFO of one of their divisions (for seven years), to Vice President of Operations (for four years) then finally with Sensus Precision Die Casting Company as their President and CEO.  Prior to that Mr. Larkin spent almost six years with Ernst and Young CPA’s both in the Lansing, Michigan office and the Tampa, Florida office and held the position of Senior Manager-Auditing when he left.  Mr. Larkin earned a B.A. Degree from Michigan State University in Accounting in 1981, an MBA Degree from Michigan State University in Operations Management in 1989 and an Executive MBA from the University of New Hampshire in International Business in 1997.  Mr. Larkin also passed the CPA exam in May 1982 and was granted a CPA license in May 1982 in the State of Florida.

TRAVIS N. CREED, age 44, was appointed director in July 2010, and is a licensed attorney.  He was elected Chairman of the Board of Directors on July 6, 2010. Mr. Creed also serves as Senior Vice President - Real Property Division and General Counsel for Blue Ridge Group, Inc. Mr. Creed holds degrees from Westminster College and the University of Arkansas School of Law.  In addition to the practice of law, Mr. Creed has owned an electrical contracting company, a mortgage trading company and a real estate development company.  He has experience in banking including founding and serving as President of Pinnacle Resources, a wholly owned subsidiary of Pinnacle Bank in Little Rock, Arkansas.  Mr. Creed currently serves as Senior VP and General Counsel for Blue Ridge Group, Inc. in Bowling Green, Kentucky.

Family Relationships

There are no family relationships between any of our directors and executive officers.

Involvement in Certain Legal Proceedings

During the past ten years, none of the Company’s officers or directors were involved in any legal proceedings that are material to an evaluation of the ability or integrity of such directors and officers.

PROPOSAL NO. 2

TO RATIFY THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Killman, Murrell & Company, PC (“Killman”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and is soliciting stockholder ratification of that appointment.

Your ratification of the Board’s selection of Killman is not necessary because the Board of Directors is responsible for the  selection of our independent registered public accounting firm.  However, the Board of Directors will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.

To ratify the appointment of Killman as our independent registered public accounting firm for the current fiscal year, the number of shares voting FOR the matter must exceed the number of shares voting AGAINST it.  Neither abstentions nor broker non-votes will have any effect on the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF KILLMAN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company retained Killman, Murrell & Company, PC (“Killman”) as its independent auditors to conduct the review of its quarterly financial statements and audit of its financial statements for the fiscal year ended December 31, 2010.  Killman also conducted the review of our financial statements for the quarterly period ended March 31, 2011. The Company currently intends to engage Killman for the audit and the review of the remaining quarterly financial statements for the fiscal year ending December 31, 2011. It is not anticipated that representatives from Killman will be present at the Annual Meeting to make statements or respond to questions.

Audit Fees

The Company incurred $19,000 in fees from Killman for the review of three 2010 quarterly reports on Form 10-Q and approximately $30,000 for auditing the Company’s financial statements for the year ended December 31, 2010 and review of our 2010 Form 10-K. The Company incurred $22,000 in fees from Killman for the review of the three 2009 quarterly reports on Form 10-Q and $30,000 from Killman for auditing the Company’s financial statements for the year ended December 31, 2009 and review of our 2009 Form 10-K.

Audit Related Fees

We incurred no fees or expenses for the 2010 and 2009 fiscal years for professional services rendered by Killman other than the fees disclosed above under the caption “Audit Fees” for assurance and related services relating to performance of the audit or review of our financial statements.

Tax Fees

We incurred no fees or expenses for the 2010 and 2009 fiscal years for professional services rendered by Killman for tax compliance, tax advice, or tax planning.

All Other Fees

We incurred no other fees or expenses for the 2010 and 2009 fiscal years for any other products or professional services rendered by Killman other than as described above.

Administration of Engagement of Auditor

The Company does not currently maintain a separate audit committee.  When necessary, the entire Board of Directors performs the tasks that would be required of such committee. As such, at its regularly scheduled and special meetings, the Board of Directors considers and pre-approves any audit and non-audit services to be performed by our independent accountants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.  Based solely on our review of the copies of such forms received by us with respect to fiscal year 2010, or written representations from certain reporting persons, we believe all of our officers and directors and persons who own more than 10% of our Common Stock have met all applicable filing requirements, except as described in this paragraph. Stephen Larkin, who was appointed to serve as our Chief Financial Officer on June 30, 2009, filed his Form 3 late on July 12, 2010.  Charles T. Bukowski, Jr., our President, Chief Executive Officer and director, filed a late Form 4 on August 16, 2010 reporting one transaction that should have been reported earlier. Robert D. Burr, our former President, Chief Executive Officer and director, filed a late Form 4 on July 21, 2010 reporting four transactions that should have been reported earlier. Harry J. Peters, a former director, filed a late Form 4 on July 21, 2010 reporting several transactions that should have been reported earlier. Gregory B. Shea, a former director, filed a late Form 4 on July 21, 2010 reporting several transactions that should have been reported earlier. Blue Ridge Group, Inc., a former stockholder that held in excess of 10% of the Company’s common stock, filed its Form 3 late on August 24, 2010 and a late Form 4 on August 25, 2010 reporting four transactions that should have been reported earlier.

CORPORATE GOVERNANCE

The Company does not currently maintain separate audit, nominating or compensation committees.  When necessary, the entire Board of Directors performs the tasks that would be required of those committees. Furthermore, since we do not have a standing audit committee, we have not designated any member of the Board of Directors as an audit committee financial expert because we are not required to do so at this time.

Board Member Attendance at Meetings

During the year ended December 31, 2010, the Board of Directors of the Company met on six occasions. Each of the Company’s directors attended all meetings of the Board of Directors. While the Company has no formal policy, directors are encouraged to attend the Company’s Annual Meeting of Stockholders. The Company does not have an audit, nominating or compensation committee.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders. Currently, Mr. Travis Creed is the Company’s Chairman of the Board and Mr. Charles Bukowski, Jr. serves as a director and the President and Chief Executive Officer of the Company. The Board of Directors believes this is the most appropriate structure for the Company at this time as it makes the best use of Messrs. Creed’s and Bukowski’s skills and experience.

Board’s Role in the Oversight of Risk Management

In fulfilling its risk oversight role, the Board of Directors focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes that an effective risk management system will (i) adequately identify the material risks to the Company, (ii) monitor (and implement if necessary) the effectiveness of the risk mitigating policies and procedures, and (iii) provide management with information on risk and the risk management process in order to make better business decisions.

Due to the size and resources of the Company, the entire Board bears the responsibility for the risk management system. The Board’s objective is to strive to generate serious and thoughtful attention to the Company’s risk management process, the nature of material risks affecting the Company, and the adequacy of the Company’s policies and procedures designed to address and, where appropriate, mitigate these risks.

Director Independence

Our securities are not currently listed on a national securities exchange or interdealer quotation system which would require that the Board of Directors include a majority of directors that are “independent.” Furthermore, Travis Creed is the only member of our Board of Directors that would qualify as an “independent” director as such term is defined in the Nasdaq Global Market listing standards.

Director Nominating Process

Based on the Company’s history and experience without a nominating committee, the Board of Directors believes it is appropriate for the Company to continue operations without a standing nominating committee. Historically, there have not been many vacancies on the Board and the entire Board has identified available and qualified candidates. The Board has not adopted specific minimum criteria for director nominees. All directors participate in the consideration of the director nominees, and each of the nominees proposed for re-election in this Proxy Statement were recommended by the incumbent Board of Directors. Qualifications for consideration as a director nominee may vary according to the skills and experience being sought to complement the existing Board’s composition. However, in making nominations the Board will consider the individual’s integrity, business experience, industry experience, financial background, time availability and other skills and experience possessed by the individual. Though no written policy is currently in place with respect to such nominations, the Board of Directors will consider persons for director nomination who are proposed by stockholders. The Board of Directors will evaluate nominees for director on the same basis regardless of whether the nominee is recommended by an officer, director or stockholder. Stockholders who wish to propose a person for consideration by the Board of Directors as a director nominee should send the name of such person, together with information concerning such person’s qualifications and experience, in writing to the Chairman of the Board at the Company’s address, in accordance with the Company’s advance notice provisions for stockholder proposals to be included in its annual proxy statements.  The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Compensation Matters

The Company does not currently maintain a separate compensation committee.  The Board of Directors evaluates and makes determinations annually concerning each executive officer’s base salary and equity incentive compensation as well as compensation paid to directors. Compensation decisions are made based on each executive officer’s past performance as well as expectations of future performance, with a view towards ensuring that each officer’s total compensation is competitive and reasonable. In evaluating the performance and expectations for future performance of each executive officer, the Board of Directors takes into consideration the recommendation of Mr. Steven Larkin and, when appropriate, other executive officers. During the last completed fiscal year, the Board of Directors did not use the services of any compensation consultant in determining or recommending the amount or form of executive and director compensation.

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT MATTERS

As of the date of this Proxy Statement, the Company has not established or appointed members to an audit committee.  Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

Currently, the entire Board of Directors performs the duties of an audit committee and oversees the Company’s financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Board of Directors has (1) reviewed and discussed the interim financial statements filed quarterly and the audited financial statements in the Annual Report with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Board concerning independence; (4) discussed with the independent registered public accounting firm such independent registered public accounting firm’s independence; and (5) discussed with management critical accounting policies and the processes and controls related to the President and Chief Executive Officer and the Chief Financial Officer financial reporting certifications required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC. In reliance on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission. The Board of Directors also approved the selection of the Company’s independent auditors.

Board of Directors
Charles T. Bukowski
Stephen C. Larkin
Travis Creed

EXECUTIVE COMPENSATION

Summary Compensation Table

The below table lists the compensation of the Company’s principal executive officers who served the Company in such capacities during the fiscal year ended December 31, 2010.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($)	Total ($)
Robert D. Burr,	2010	45,000	—	$45,000
President and CEO(1)	2009	67,500	32,804	$100,304
CCharles T. Bukowski	2010	60,000	3,071	$72,559
President and CEO(2)	2009	—	—	$ —
Stephen C. Larkin,	2010	60,000	4,740	$ 60,000
Chief Financial Officer	2009	22,500	7,418	$ 34,084
_________________
(1)  Mr. Burr resigned as President and CEO effective July 1, 2010
(2)  Mr. Bukowski was appointed to replace Robert D. Burr as President and CEO of the Company effective July 1, 2010.

Narrative Disclosure to Summary Compensation Table

Until his resignation in July 2010, Robert Burr received a base salary of $90,000.  Charles Bukowski, our current President and CEO, receives a base salary of $120,000, which he began receiving in July 2010.  Our Chief Financial Officer, Stephen Larkin, currently receives a base salary of $90,000 per year.  This was increased on July 1, 2010 from a previous salary of $30,000 per year.  As part of the Company’s compensation package, its officers are from time to time awarded stock options.  In 2009, Mr. Burr and Mr. Larkin received stock options as part of a decision on the part of the Board to cancel outstanding stock options that were substantially “out of the money” and issue new stock options on terms more in line with the Company’s stock price at that time.  The Board uses the stock options as an incentive to its officers and believes this practice to be comparable to other public companies.  In May of 2009, the Board awarded Mr. Burr an option to purchase 2,350,000 shares of common stock at an exercise price of $0.01 per share.  In May 2009, Mr. Larkin was also awarded an option to purchase 1,000,000 shares of common stock at an exercise price of $0.01 per share.  Mr. Burr’s options vested immediately, whereas Mr. Larkin’s vested over a two year period.  All stock option awards were issued pursuant to the Company’s 2005 Stock Option and Incentive Plan.  In 2010, Mr. Bukowski was awarded 500,000 stock options in connection with his appointment as the Company’s President and Chief Executive Officer.  Mr. Bukowski’s options vest over a two-year period and have a $0.05 exercise price.  Each of our named executive officers’ stock option awards have a ten year term, beginning on the award date.

Employment Agreements

There were no employment agreements in place as of December 31, 2010 for any of our named executive officers.

Stock Option Plan

On February 22, 2005, the Board of Directors approved the Bayou City Exploration, Inc. (formerly Blue Ridge Energy, Inc.) 2005 Stock Option and Incentive Plan (the “Stock Option Plan”). The Stock Option Plan allows for the granting of stock options to eligible directors, officers, employees, consultants and advisors.

Effective January 1, 2006, the Company accounts for the Stock Option Plan in accordance with revised Statement of Financial Accounting Standards (SFAS) No. 123, Share-Based Payment (SFAS 123(R). Accordingly, stock compensation expense has been recognized in the statement of operations based on the grant date fair value of the options for the period ended December 31, 2010. Prior to January 1, 2006, the Company accounted for stock compensation cost under the Stock Option Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB 25) as permitted by SFAS 123 as originally issued. Under APB 25, stock compensation expense was recognized only if the options had intrinsic value (difference between option exercise price and the fair market value of the underlying stock) at the date of grant. As the Company issued all options with an exercise price equal to the grant date market value of the underlying stock, no compensation expense had previously been recorded by the Company.

The maximum number of shares with respect to which options may be awarded under the Stock Option Plan is seven million (7,000,000) common shares of which approximately 2,150,000 shares remain available for grant as of December 31, 2010.  The following table shows more information about our Stock Option Plan.

Outstanding Equity Awards

The following table shows information regarding awards granted to each of our named executive officers and directors under our Stock Option Plan outstanding as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Charles T. Bukowski
President and CEO	166,667	333,333	—	$0.05	07/01/20

Stephen C. Larkin
Director and CFO	666,667	333,333	—	$0.01	05/18/19

Travis N. Creed
Chairman	333,333	166,667	—	$0.01	07/01/20

Director Compensation

During 2010, the directors of the Company were not compensated for their services as directors of the Company.

SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of June 14, 2011, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, each of our directors and executive officers; and all of our directors and executive officers as a group.   The information presented below regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of ownership for any other purpose.  This table is based upon information derived from our stock records.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Except as otherwise listed below, the address of each person is c/o Bayou City Exploration, Inc., 632 Adams Street, Suite 700, Bowling Green, Kentucky 42101. Except as set forth below, applicable percentages are based upon 29,003,633 shares of Common Stock outstanding as of June 14, 2011.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(4)	Percent of Class
Charles T. Bukowski (1)	189,167	0.6%
Stephen C. Larkin (2)	1,062,844	3.5%
Travis N. Creed (3)	500,000	1.7%
All directors, nominees and officers as a group (3 persons)	1,752,011	5.8%
______________________
(1)       Mr. Bukowski’s beneficial ownership interest includes vested options for the purchase of 166,667 shares plus 22,500 shares in his personal portfolio.
(2)       Mr. Larkin’s beneficial ownership interest includes vested options for the purchase of 1,000,000 shares plus 62,844 shares in his personal portfolio.
(3)       Mr. Creed’s beneficial ownership interest includes vested options for the purchase of 500,000 shares.
(4)       These beneficial ownerships represent vested options and options exercisable within 60 days of June 14, 2011.

TRANSACTIONS WITH RELATED PERSONS

The Company has an unwritten agreement with Blue Ridge Group pursuant to which it pays a quarterly management fee in the amount of $11,018. This fee is based on the time and salaries of Blue Ridge Group’s employees for work performed for the Company.  The Company and Blue Ridge Group share common management as well as office space.  The Company’s Chief Financial Officer and director, Stephen Larkin, serves as President and Chief Executive Officer of Blue Ridge Group.  Travis Creed, who is also a director of the Company, is Senior Vice President – Real Property Division and General Counsel of Blue Ridge Group.

In January and March of 2010, the Company entered into five Purchase of Interest Agreements to sell its interest in the Sien Gas Unit #1 (referred to as the Sien #1 well herein), located in Aransas County, Texas, for total proceeds of $1,000,000.  Each of the purchasers of the Company’s interest was, at the time of purchase, a related party.  Blue Ridge Group was the managing partner of two of the purchasing partnership entities – the 2009 Production and Drilling Program, L.P. and the 2009/2010 Production and Drilling Program, L.P.  The other three purchasing entities, the Argyle Energy 2009-VI Year End Production Program, L.P. and the AE 2009/2010-VI Year End Production Program, L.P., which are managed by Argyle Energy, Inc., and Burrite, Inc., are controlled by Robert Burr.  At the time of the sales, Mr. Burr was President of Blue Ridge Group, Argyle Energy, Inc. and Burrite, Inc as well as President, Chief Executive Officer and a director of the Company.   In light of the material relationship between the Company and each of the purchasers, the Board of Directors required a third party appraisal of the Company’s interest in the Sien #1 well, which appraised the interest at $1,000,000.

Proposed transactions between the Company and a related person are submitted to the disinterested directors serving on the Board of Directors. In making determinations regarding such proposed transactions, the disinterested directors consider, among other factors, whether the proposed transaction is in the Company’s best interest and is on terms no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Though the foregoing procedures are not set forth in writing, the actions undertaken by the Board of Directors with respect to such proposed transactions are memorialized in the minutes and written consents of the Board of Directors.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present at the 2012 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company’s offices at 632 Adams, Suite 700, Bowling Green, Kentucky 42101, by March 3, 2012 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2012 Annual Meeting.

ANNUAL REPORT

Please refer to the Company’s enclosed 2010 Annual Report to stockholders for financial statements, other financial information, and management’s discussion and analysis of the financial condition and results of operations of the Company.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

A stockholder may contact one or more of the members of the Board of Directors in writing by sending such communication to the Secretary at the Company’s address.  The Secretary will forward stockholder communications to the appropriate director or directors for review.  Anyone who has a concern about the conduct of the Company or the Company’s accounting, internal accounting controls or auditing matters, may communicate that concern to the Secretary, the Chairman of the Board or any member of the Board of Directors at the Company’s address.  Such communications may be submitted on a confidential and anonymous basis. Confidential communications should be mailed in an envelope marked “confidential.”

OTHER MATTERS

We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
BAYOU CITY EXPLORATION, INC.
CHARLES T. BUKOWSKI
PRESIDENT AND CEO
Bowling Green, Kentucky
July 1, 2011

BAYOU CITY EXPLORATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

Annual Meeting to be held on August 25, 2011 at 10:00 a.m. CDT

For stockholders as of	Control No.

June 30, 2011	______________

The undersigned appoints Charles T. Bukowski as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the Company held of record by the undersigned on June 30, 2011.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated on Proposals 1, 2 and 3, this proxy will be voted “For” each of the Proposals.

PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

1. Charles T. Bukowski

2. Stephen C. Larkin

3. Travis N. Creed

PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3: IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

The Board of Directors recommends a vote for Proposals 1, 2 and 3.

BAYOU CITY EXPLORATION, INC.

Annual Meeting to be held on

August 25, 2011 at 10:00 a.m. CDT

1. Directors

(Mark “X” for only one box)

     [ ] For all Nominees

     [ ] Withhold all Nominees

     [ ] Withhold authority to vote for any individual Nominee.

Write number(s) of Nominees below:

Use numbers only ____________________

2.           Ratification of the appointment of Killman, Murrell & Company, PC as the Company’s independent registered public accounting firm.

     [ ] For   [ ] Against   [ ] Abstain

3.           Authorization for proxy to vote other business

     [ ] For   [ ] Against   [ ] Abstain

____________________________     ____________
Signature                                                      Date

Bayou City Exploration, Inc.
632 Adams Street, Suite 700
Bowling Green, Kentucky 42101